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Ex-10.26
Note and Warrant Agreement issued in May 1998


                                  EXHIBIT 10.26


                               TELEGEN CORPORATION

                       NOTE AND WARRANT PURCHASE AGREEMENT

     This NOTE AND WARRANT PURCHASE AGREEMENT is made as of May 7, 1998, by and between TELEGEN CORPORATION, a California corporation (the "Company"), and STOCK ACQUISITION LLC, a Nevada limited liability company (the "Purchaser") for the purchase of (i) a Convertible Promissory Note evidencing US$515,532 in indebtedness, convertible to the Company's Common Stock at US$0.38 per share (the "Note") and (ii) a warrant to purchase 1,356,663 shares of the Company's Common Stock at a US$0.38 per share exercise price (the "Warrant").

     NOW, THEREFORE, in consideration of the promises and the mutual agreements herein set forth, the parties hereby agree as follows:

1.   SALE OF NOTE AND WARRANT

     1.1 AUTHORIZATION. The Company has authorized the sale and issuance of up to US$515,532 in aggregate principal amount of indebtedness, which shall be represented by a promissory note in substantially the form attached hereto as EXHIBIT A. The Company has further authorized the issuance to the Purchasers of a warrant in substantially the form attached hereto as EXHIBIT B to acquire up to an aggregate maximum of 1,356,663 shares of the Company's Common Stock, subject to adjustment of the exercise price and number of shares as set forth therein.

     1.2 SALE OF THE NOTE. Subject to the terms and conditions of this Agreement, the Purchaser agrees to lend to the Company US$515,532 and the Company agrees to issue to the Purchaser upon delivery by the Purchaser to the Company of the aggregate consideration therefore, a Note in such principal amount. The shares of the Company's Common Stock issued or issuable upon exercise of the Notes are referred to herein as the "Note Stock."

     1.3 SALE OF THE WARRANT. In consideration of the Purchaser entering into this Agreement and purchasing a Note hereunder, the Company agrees to sell and issue to the Purchaser a Warrant exercisable for 1,356,663 shares of the Company's Common Stock subject to adjustment of the exercise price and number of shares as set forth in the Warrant. The shares of the Company's Common Stock issued or issuable upon exercise of the Warrant are referred to herein as the "Warrant Stock."

     1.4 DELIVERY. Upon execution of this Agreement and delivery by the Purchaser of the US$515,532 by cashier's check made payable to the Company or a wire transfer according to the Company's instructions, the Company will deliver to the Purchaser the Note and Warrant substantially in the forms attached hereto.

2.   REPRESENTATIONS AND WARRANTIES OF THE PURCHASER.

     The undersigned Purchaser hereby represents and warrants to and agrees with the Company as follows:

     2.1 AUTHORIZATION; RESIDENCE ADDRESS. This Agreement constitutes the undersigned's valid and legally binding obligation, enforceable in accordance with its terms. The undersigned's residence address is as set forth in Section
5.5 herein.

     2.2 PURCHASE ENTIRELY FOR OWN ACCOUNT. This Agreement is made with the undersigned in reliance upon the undersigned's representation to the Company, which by the undersigned's execution of this Agreement the undersigned hereby confirms, that the Note, Warrant, Note Stock, and Warrant Stock will be acquired for investment for the undersigned's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the undersigned has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the undersigned further represents that the undersigned does not presently have any contract, undertaking, agreement, or arrangement with any person to sell, transfer, or grant

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participations to such person or to any third person, with respect to any portion of the Note, Warrant, Note Stock, and Warrant Stock. The undersigned represents that it has full power and authority to enter into this Agreement.

     2.3 QUALIFIED INVESTOR. The undersigned represents and warrants that it is an "Accredited Investor" as that term is defined in Rule 501(a) promulgated pursuant to the Securities Act of 1933, as amended (the "Act"). The undersigned also represents and warrants that it either has a pre-existing business or personal relationship with the Company or any of its officers, directors, or controlling persons, or by reason of the undersigned's business or financial experience or the business or financial experience of the undersigned's professional advisors who are unaffiliated with and who are not compensated by the Company, directly or indirectly could be reasonably assumed to have the capacity to evaluate the merits and risks of an investment in the Company and to protect the undersigned's own interests in connection with these transactions.

     2.4 DISCLOSURE OF INFORMATION. The undersigned understands that the Company is a public reporting Company under the 1934 Act and that it is current on its reporting requirements and that such reports represent all the information the undersigned considers necessary or appropriate for deciding whether to acquire the Note, Warrant, Note Stock, and Warrant Stock, and that in particular, the undersigned has been furnished with and has carefully read the Company's Annual Report on Form 10-K dated March 31, 1998, amended on April 30, 1998, the Quarterly Report on Form 10-Q dated May 15, 1998, and the Current Reports on Form 8-K dated January 15, 1998, March 24, 1998 and April 7, 1998 (the "Disclosure Documents").

     2.5 INVESTMENT EXPERIENCE. The undersigned is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has directly, or indirectly through its agents, advisors or other persons on which it relies, such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Stock. The undersigned also represents it has not been organized for the purpose of acquiring the Note, Warrant, Note Stock, and Warrant Stock. The undersigned further represents that it has had an opportunity to review the Note, the Warrant, and this Agreement (the "Note and Warrant Agreements") and ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Note, Warrant, Note Stock, and Warrant Stock.

     2.6 RESTRICTED SECURITIES. The undersigned understands that the Note, the Warrant, and the shares of Common Stock issuable upon conversion thereof will be characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such shares may be resold without registration under the Act, only in certain limited circumstances.

     2.7 FURTHER LIMITATIONS ON DISPOSITION. Without in any way limiting the representations set forth above, the undersigned further agrees not to make any disposition of all or any portion of the Note, Warrant, Note Stock, and Warrant Stock unless and until:

          (a) There is then in effect a Registration Statement under the Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement; or

          (b) The undersigned shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) the undersigned shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration under the Act.

     2.8 RESPONSIBILITY FOR TAX CONSEQUENCES. The undersigned has had an opportunity to review the federal, state, local, and foreign tax consequences of this investment and the transactions contemplated by the Note and Warrant Agreements (including any tax consequences that may result now or in the future under recently enacted tax legislation) and has had the opportunity to consult with his tax advisors, if any, regarding such consequences. The undersigned acknowledges that he is not relying on any statements or representations of the Company or any of its agents in regard to such tax consequences and understands that he (and not the Company) shall be responsible for his own tax liability that may arise as a result of this investment or the transactions contemplated by the Note and Warrant Agreements. The undersigned acknowledges that the Company has no obligation in regard to the future conduct of its business to act or refrain from acting in any manner, regardless of the loss of any tax benefit to the undersigned in connection with the purchase, ownership, or sale of the Note, Warrant, Note Stock, and Warrant Stock which may result from such action or inaction.

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     2.9  LEGENDS. It is understood that the Note, Warrant, and the shares of
Common Stock issuable upon conversion thereof and any securities issued in respect thereof or exchange therefor may bear one or all of the following legends:

          (a) "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

          (b) Any legend required by the laws of the State of California, including any legend required by the California Department of Corporations or by the laws of any other state or jurisdiction.

     2.10 NON-AFFILIATE STATUS. The undersigned represents and warrants that it is not an affiliate, officer, director, or employee of the Company or its agents, including but not limited to its securities placement agents.

3.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     3.1 SEC DOCUMENTS. The Company has made available to the undersigned a true and complete copy of the Disclosure Documents. As of their respective filing dates, the Company has made all necessary filings with the Securities and Exchange Commission ("SEC"), the Company's SEC Documents (as defined below) comply in all material respects with the requirements of the Securities Exchange Act of 1934 or the Securities Act of 1933, as amended, and none of the Company's SEC Documents contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading. For purposes of this section, the SEC Documents shall mean the Disclosure Documents.

     3.2 ORGANIZATION AND GOOD STANDING. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of California, and has all requisite corporate power and authority to carry on its respective businesses as now conducted. The Company is qualified as a foreign corporation in any jurisdiction in which a failure to so qualify would have a material adverse effect on the Company.

     3.3  POWER, AUTHORIZATION AND VALIDITY.

          (a) The Company has the corporate power and authority to execute and deliver, and to consummate the transactions contemplated by the Note and Warrant Agreements to which it is or will be a party and to perform its obligations under each of them. The execution and delivery of, and the consummation of the transactions contemplated by each of the Note and Warrant Agreements to which the Company is or will be a party has been duly authorized by all necessary corporate action on the part of the Company.

          (b) No consent, approval, order or authorization of, or registration, declaration or filing with, any governmental entity, is required by or with respect to the Company in connection with the execution and delivery of, and the consummation by it of the transactions contemplated by any of the Note and Warrant Agreements to which the Company is or will be a party, except for causing the Registration Statement (as defined below) to be declared effective by the SEC.

          (c) Each of the Note and Warrant Agreements to which the Company is or will be a party has been, or upon its execution and delivery by the Company will have been, duly executed and delivered by it, and constitutes or will constitute upon its execution and delivery, a valid and binding obligation of the Company, enforceable in accordance with its terms.

     3.4 NO VIOLATION OF EXISTING AGREEMENTS. Neither the execution and delivery of the Note and Warrant Agreements nor the consummation of the transactions contemplated hereby or thereby will conflict with, or result in a material breach or violation of, any provision of the Articles of Incorporation or Bylaws of the Company, as currently in effect, any material instrument or contract to which the Company is a party or by which any such party is bound, or any federal, state or local judgment, writ, decree, order, statute, rule or regulation applicable to any such person. Neither the execution and delivery of the Note and Warrant Agreements, nor the consummation of the transactions contemplated hereby or thereby will directly have a material adverse effect on the Company.

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     3.5 EXEMPTION. Subject to the accuracy of the Purchaser's representations in Section 2 herein, the offer, sale, and issuance of the Note and Warrant in conformity with the terms of this Agreement constitute transactions exempt from the registration requirements of Section 5 of the Securities Act of 1933, as amended.

     3.6 SAME OFFER TO OTHER INVESTORS. The Company may, subject to applicable securities laws, offer the Note and Warrant offer to other investors on the same terms and subject to the same conditions as offered to the Purchaser hereof with a maximum offering of (i) Notes with a total face value of $1,500,000 and (ii) Warrants for the issuance of 3,947,370 shares of the Company's Common Stock.

     3.7 CERTAIN WARRANTIES OF THE COMPANY. Until the Registration Statement (as defined below) is declared effective by the Commission (as defined below), the Company will use its best efforts to continue to (i) comply with Rule 144 reporting requirements, (ii) cooperate with Rule 144A prospective purchasers, and (iii) to the extent economically reasonable, become listed on an automated quotation system.

4.   REGISTRATION RIGHTS.

     The undersigned will be entitled to registration rights as follows: the Company shall prepare and file as early as practicable after sixty (60) days from the date hereof, a registration statement on Form S-3 or any other Form that is available to the Company at that time (the "Registration Statement") covering the issuance of the Common Stock issued upon conversion of the Note and upon exercise of the Warrant. To the extent the Warrant is exercised for Common Stock prior to the effective date of the Registration Statement, as soon as the Company resumes trading on an automated quotation system, the company shall file a registration statement covering the resale of such Common Stock. The Company further agrees to use its best efforts to cause either registration statement described above to be declared effective by the Securities and Exchange Commission (the "Commission") after the initial filing of such Registration Statement. The Company shall pay all expenses of such registration and shall maintain the effectiveness of such registration statement for so long as the Common Stock sold hereunder and Common Stock issuable under the Warrants cannot be freely resold pursuant to Rule 144.

5.   MISCELLANEOUS

     5.1 IN MAKING AN INVESTMENT DECISION, THE PURCHASER MUST RELY ON HIS OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THIS AGREEMENT, THE NOTE AND THE WARRANT, INCLUDING THE MERITS AND RISKS INVOLVED. THE SHARES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     5.2 ENTIRE AGREEMENT. This Agreement, the Note, and the Warrant constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof, and supersede any prior or contemporaneous understandings, agreements, or representations among them that relate to the subject matter hereof or thereof.

     5.3 SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto; PROVIDED, HOWEVER, that the rights of a Purchaser to purchase the Note and the Warrant shall not be assignable without the consent of the Company.

     5.4 AMENDMENT BY AGREEMENT. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged, or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge, or termination is sought; PROVIDED, HOWEVER, that any provision of this Agreement may be waived, modified, or amended with the written consent of the Company and the Purchaser.

     5.5 NOTICES. Any request, communication, or other notice required or permitted hereunder shall be in writing and shall be deemed to have been duly given if sent by facsimile, or mailed by registered or certified mail, postage prepaid, or by recognized overnight courier or personal delivery at the respective addresses or facsimile number of the parties as set forth below. Any party hereto may be notice so given change its address for future notice hereunder.

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All such notices will be deemed to have been given (i) upon confirmation of delivery, if sent by facsimile, or (ii) upon delivery, if sent by courier or personal delivery.

               If to Purchaser:            Stock Acquisition LLC
                                           c/o Knapp, Petersen & Clarke
                                           500 North Brand Boulevard, 20th Floor
                                           Glendale, California  91203-1904
                                           Attention:  Greg Hrncir, Esq.
                                           Tel:      (818) 547-5104
                                           Fax:      (818) 547-5329

               If to Company:              Telegen Corporation
                                           101 Saginaw Drive
                                           Redwood City, California 94063
                                           Attention:  Chief Executive Officer
                                           Tel:      (650) 261-9400
                                           Fax:      (650) 261-9468

               with a copy (which          Wilson Sonsini Goodrich & Rosati
               will not constitute         650 Page Mill Road
               notice) to:                 Palo Alto, California 94304
                                           Attention:  Thomas C. DeFilipps, Esq.
                                           Tel:      (650) 493-9300
                                           Fax:      (650) 493-6811

     5.6 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision(s) shall be severed from this Agreement as if such provision(s) were not included, and the balance of this Agreement shall be enforceable in accordance with its terms.

     5.7 EXPENSES. The Company and the Purchaser shall bear their own expenses and legal fees incurred on its behalf with respect to this Agreement and the transactions contemplated hereby, except that the Company will pay certain attorney expenses as described in Section 12 of the Note.

     5.8 CALIFORNIA CORPORATE SECURITIES LAW. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION, OR EXEMPTION THEREFROM, IS UNLAWFUL. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION, OR EXEMPTION THEREFROM, BEING OBTAINED.

     5.9 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements entered and to be performed entirely within California by California residents.

     5.10 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     5.11 TITLE AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and not to be considered in construing or interpreting this Agreement.

     IN WITNESS WHEREOF, the parties have executed this Note and Warrant Purchase Agreement as of the date first above written.

THE COMPANY:

TELEGEN CORPORATION

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By:      /S/ FRED KASHKOOLI
    ----------------------------------------------------------
      Fred Kashkooli, Chief Executive Officer


THE PURCHASER:

STOCK ACQUISITION LLC,
a Nevada limited liability company


By:     /S/ GREGORY HRNCIR
    ----------------------------------------------------------

Name:   Gregory Hrncir
      --------------------------------------------------------

Title:  ATTORNEY-IN FACT
       -------------------------------------------------------


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                                    EXHIBIT A

                       FORM OF CONVERTIBLE PROMISSORY NOTE


                     (SEE EXHIBIT 10.27 TO THIS FORM 10-KSB)











































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                                    EXHIBIT B

                                 FORM OF WARRANT

                     (SEE EXHIBIT 10.28 TO THIS FORM 10-KSB)